               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) May 27, 1999

                      Apparel America, Inc.

     (Exact name of registrant as specified in its charter)

Delaware                         0-4954                13-2648900
(State of incorporation) (Commission File Number)       (IRS EIN)


300 Plaza Drive, Vestal, New York                 13850
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: 607-729-9331


1175 State Street, New Haven Connecticut          06511
(Former Address of principal executive offices)  (Zip Code)

Item 3.  Bankruptcy or Receivership.

     (b) On May 27, 1999 an order confirming the Registrants Plan of Reorganization (the Plan) was entered in the U.S. Bankruptcy
Court  for  the  Southern District of New  York  (the  Bankruptcy
Court).

     The Plan, a copy of which is attached hereto as Exhibit 2.3, provides provisions for the treatment of administrative claims and classification and treatment, of all claims and interests against the debtor. The Plaza Group, L.L.C. shall fund the plan to make all of the payments to the claimants pursuant to the plan in exchange for which The Plaza Group, L.L.C. shall be issued 19,783,317 Shares of stock of the Registrant representing all of the issued and outstanding stock of the reorganized Registrant out of 30,000,000 authorized shares.

      Financial information as to the assets and liabilities of the Registrant as of April 30, 1999 is attached hereto as Exhibit
99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

     Exhibit Number                     Description

2.3  Amended Plan of Reorganization
99.1 Order Confirming Plan of Reorganization
99.2 Consolidated Balance Sheet as of April 30, 1999

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Apparel America, Inc.
                                         (Registrant)

Date: August 17, 1999                   /s/ Robert C. Nolt
                                        Chief Financial Officer

                            EXHIBITS

Exhibit 2.3

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
--------------------------------X
In re:                             Chapter 11
                                   Case No.  98 B 44221 (AJG)

APPAREL AMERICA, INC.,             AMENDED PLAN OF REORGANIZATION


               Debtor.
--------------------------------X

          Apparel America, Inc., debtor and debtor in possession,

and the Plaza Group, L.L.C. propose the following amended plan of reorganization  pursuant  to section 1121(b)  of  Chapter  11  of

Title 11 of the United States Code.

                           ARTICLE I

                          DEFINITIONS

          1.1  Meaning.  For the purpose of this chapter 11 Plan,

each  of  the  terms  set  forth herein shall  have  the  meaning ascribed  below and such meaning shall be equally  applicable  to the  singular and plural forms of the terms defined.  All of  the definitions and provisions contained in this Article 1  are,  and

shall   be,  regarded  as  integral,  substantive  and  operative

provisions of this Plan.

           1.2  Other Terms.  A term that is used in the Plan and

not defined herein, but that is defined in the Bankruptcy Code or in  the  Federal  Rules of Bankruptcy Procedure, shall  have  the meaning set forth therein.  Any reference contained in this  Plan to  a particular exhibit, paragraph or article shall be deemed to be a reference to an exhibit, paragraph or article of this Plan.

           1.3  Rules of Construction.  The rules of construction

set  forth  in  section  102  of the  Bankruptcy  Code  shall  be applicable to all of the provisions of this Plan.  Without in any way  limiting  the  foregoing, as used in this  Plan,  the  words

"includes" and "including" are without limitation.

           "Administrative Claim" shall mean any cost or  expense

of  administration of the Case allowed under sections  503(b)  or

507(a)(1)  of  the Bankruptcy Code, including all  allowances  of compensation or reimbursement of expenses to Professional Persons to  the  extent allowed by the Court only upon entry of  a  Final

Order  under  section 330 of the Bankruptcy Code and the  Federal

Rules  of  Bankruptcy Procedure, and any fees or charges assessed against the Debtor's estate under 28 U.S.C. section 1930.

          "AIA" shall mean A.I. Associates, Inc.

           "Allowed"  or  "Allowed Amount", when referring  to  a

Claim, shall mean the amount of a Claim

                               1.    filed with the Court  on  or
                    before the Bar Date and as to which no objection to the allowance thereof has been interposed within any applicable period of limitation fixed by Final Order or this Plan,

                              (b)  which has been or hereafter is
                    scheduled by the Debtor as liquidated and not disputed or contingent in amount, as to which no objection to the allowance thereof has been interposed within any applicable period of limitation,

                               (c)  as to which any objection has
                    been interposed, to the extent such Claim has been allowed by a Final Order, or

                                (d)    any   Claim   specifically
                    identified in this Plan as an Allowed Claim.

           "Ballot" shall mean the form distributed to holders of

Claims  and  Interests on which is to be indicated acceptance  or rejection of the Plan.

           "Bankruptcy Code" shall mean Chapter 11 of Title 11 of

the  United  States  Code, 11 U.S.C section  101,  et.  seq.,  as amended.

           "Bar Date" shall mean November 2, 1998, the last  date

fixed  by Final Order dated October 6, 1998 for filing proofs  of

Claim  or Interests in this Case, which arose at any time  either

(a)  prior to the Filing Date, or (b) on or after the Filing Date through and including October 6, 1998.

          "BNYFC" shall mean BNY Financial Corporation.

           "BNYFC  Agreements" shall mean the Accounts Receivable

Management and Security Agreement made as of September  1,  1995,

as  amended by letter agreements dated November 3, 1995,  January

31,  1996, August 26, 1996, November 1, 1996, November 15,  1996,

August  11,  1997  and February 25, 1998, the Equipment  Security

Agreement  dated  August  14,  1992 and  the  Inventory  Security

Agreement  dated August 14, 1992, all of which were  approved  by

Final Order dated July 1, 1998.

          "BSB" shall mean the BSB Bank and Trust Company.

           "Business  Day" shall mean any day on which commercial

banks are open for business in New York, New York.

          "Case" shall mean the Debtor's case under chapter 11 of

the  Bankruptcy  Code,  Case No. 98  B  44221  (AJG),  which  was commenced by the filing of a voluntary petition with the Court on the Filing Date.

           "Cash" shall mean, with respect to payments under  the

Plan,  lawful  currency  of the United States  of  America  (U.S.

dollars),  regular  check, certified check, bank  check  or  wire transfer from a domestic bank.

           "Claim" shall have the meaning given to such  term  in

section 101(5) of the Bankruptcy Code.

          "Claimant" shall mean the holder of a Claim.

           "Class" shall mean any category of Claims or Interests

as specified in Article III of this Plan.

           "Committee"  shall  mean  the  Official  Committee  of

Unsecured  Creditors in this Case appointed by the United  States

Trustee on June 17, 1998.

          "Committee Counsel" shall mean Pick & Halperin, L.L.P.,

the  attorneys retained by the Committee to represent it in  this

Case, which retention was approved by Final Order dated June  26,

1998.

          "Confirmation Date" shall mean the date of entry by the

Court of the Confirmation Order.

           "Confirmation Order" shall mean an order of the  Court

confirming the Plan in accordance with the Bankruptcy Code.

           "Consummation  Date"  shall mean  the  date  which  is

fifteen (15) days following the Effective Date.

           "Court" shall mean the United States Bankruptcy  Court

for the Southern District of New York, and any appellate or other court  that is competent to exercise jurisdiction over any matter or proceeding arising in or relating to this Case.

           "Debtor"  shall  mean  Apparel  America,  Inc.,  d/b/a

Mayfair,  Mayfair  Industries, Gordon, RRRibbitt-RRRibbitt,  B.J.

Frog, Robby Len, Waverly, Waverly Beachwear, Longitude, Why  Not,

Jane  Colby, Harbor Casuals, Roxanne, Lenee, Sand Dollar and Coco

Reef.
           "Disputed  Claim" shall mean a Claim as  to  which  an

objection  has been timely filed and which objection (a)  is  not the  subject of a Final Order allowing or disallowing the  Claim;

and (b) has not been withdrawn.

          "Distributions" shall mean Cash which is required under

the Plan to be distributed to the holders of Allowed Claims.

           "Effective  Date"  shall mean the date  on  which  the

Confirmation Order becomes a Final Order.

          "Escrow Agent" shall mean Marilyn Simon and Associates,

bankruptcy counsel for the Debtor.

           "Escrow Fund" shall mean any and all Distributions  to

the  holders of Class VI Claims remaining unclaimed 90 days after the distribution date, which shall be held by Escrow Agent in  an interest  bearing  escrow  account and used  to  make  subsequent payments  to  the  holders of Class VI Claims in accordance  with

Section 4.6 of this Plan.

           "Evergreen  Letter of Credit" shall mean  a  revolving

letter  of  credit which renews automatically unless twenty  (20)

days'  prior  written  notice of cancellation  is  given  to  the beneficiary.

           "Federal Rules of Bankruptcy Procedure" shall mean the

Federal  Rules of Bankruptcy Procedure in effect on the  date  of this Plan.

           "Filing  Date" shall mean June 12, 1998, the  date  on

which the Debtor filed its voluntary petition under chapter 11 of the Code, thereby commencing the Case.

           "Final  Order" shall mean an order of the Court  which

has  not  been reversed, stayed, modified or amended and (i)  the time  to  appeal  from, or to seek review or  rehearing  of,  has expired,  (ii)  no  appeal, review, certiorari  or  rehearing  is pending, and (iii) the order has become conclusive of all matters adjudicated therefor and is in full force and effect.

           "Interest" shall mean the rights of owners  of  issued

and  outstanding shares of preferred stock, common stock or other equity securities of the Debtor.

           "Interest  Holder Claims" shall mean  Claims  held  by

certain  Interest holders for mandatory redemption  of  preferred stock and unpaid dividends, which Claims (a) are not secured by a lien or security interest in the assets of the Debtor and (b) are not  entitled  to  priority under section 507 of  the  Bankruptcy

Code.

           "L.C."  shall  mean  the Evergreen  Letter  of  Credit

obtained  by  the  Plaza Group and issued  by  BSB  in  favor  of

Committee  Counsel, f/b/o the holders of Class  VI  Claims  under this  Plan, in an amount equal to three and one-third percent  of the  aggregate  amount of Class VI Claims whose  holders  elected

Option A (as defined in paragraph 4.6 of this Plan).

          "Milady" shall mean Milady Brassiere & Corset Co., Inc.

           "Milady Agreements" shall mean the agreements  between

the  Debtor  and Milady, all of the obligations under which  were assumed by Swimwear Anywhere, Inc. under the Sale Order.

           "Milady  Secured Claim" shall mean any  secured  claim

that  Milady may have against the Debtor with respect to (a)  the

Percentage  Increment in the Purchase Price  and  the  Consequent

Minimum   Percentage  Increment  due  pursuant  to   the   Milady

Agreements  arising from sales made by the Debtor and  all  other sums  due  under the Milady Agreements, and (b) all  the  license royalties and other proceeds received by the Debtor arising  from the  Debtor's  license  or  other disposition  of  the  "Roxanne"

trademark, to any third party other than Swimwear Anywhere, Inc.

           "New Stock" shall mean the stock, with full voting and

dividend privileges, issued on the Effective Date, or as soon  as practicable thereafter, to the Plaza Group, which shall represent all issued and outstanding stock in the reorganized Debtor as  of the Effective Date.

          "Plan" shall mean this Amended Plan of Reorganization.

           "Plaza  Group" shall mean the Plaza Group,  L.L.C.,  a

limited liability corporation, which is the third party proponent of this Plan.

           "Priority  Claim"  shall mean any  Claim  entitled  to

priority in accordance with section 507(a) of the Bankruptcy Code other  than an Administrative Claim, a Priority Tax Claim or  the claim of the Union pursuant to the Union Stipulation.

           "Priority Tax Claim" shall mean any tax claim entitled

to priority under section 507(a)(8) of the Bankruptcy Code.

            "Professional  Persons"  shall  mean  all  attorneys,

accountants  and financial consultants retained by a Final  Order within the meaning of sections 327 or 1103 of the Bankruptcy Code or otherwise.

           "Professional  Fees" shall mean all  fees,  costs  and

expenses of Professional Persons incurred in the Case up  to  and including  the Confirmation Date which fees, costs, and  expenses shall  have been awarded by Final Order pursuant to sections  330 or 503(b) of the Bankruptcy Code.

           "Purchase  Agreements"  shall mean  collectively,  the

agreements  by and between the Debtor and each of A.H.  Schreiber

Co.,  Incorporated and Swimwear Anywhere, Inc., pursuant to which the  Debtor  sold  certain  assets and licensed  certain  of  its tradenames  to  each  of  A.H. Schreiber  Co.,  Incorporated  and

Swimwear  Anywhere,  Inc. free and clear of  liens,  claims,  and security interests, and which were approved by Final Order  dated

July 28, 1998.

           "Secured Claim" shall mean any Claim that is  secured,

within the meaning of section 506(a) of the Bankruptcy Code.

           "Sale  Order" shall mean the Final Order of the  Court

dated July 28, 1998 approving the Purchase Agreements.

           "Term Lenders" shall mean collectively, The CDA,  AIA,

Inc., and BSB.

           "Term  Lender Agreement" shall mean the Fifth  Amended

and Restated Credit Agreement by and among the Term Lenders.

           "The  CDA"  shall  mean  the  Connecticut  Development

Authority.

           "Union"  shall  mean Local 151, Union of  Needletrades

Industrial and Textile Employees (UNITE).

           "Union Administrative Claim" shall mean the portion of

claim  number 150 filed by the Union that has been Allowed as  an

Administrative Claim pursuant to the Union Stipulation.

           "Union Stipulation" shall mean the stipulation between

the  Union and the Debtor, which among other things, settles  the

Union's Administrative and Priority Claims, which was approved by

Final Order dated March 15, 1999, subject to confirmation of  the

Plan.

           "Unsecured Claim" shall mean any Claim that is  not  a

Secured  Claim, an Administrative Claim, a Priority Claim,  or  a

Priority Tax Claim.

                           ARTICLE II

       Provisions for Treatment of Administrative Claims

            2(a)   Administrative  Claims,  including  the  Union

Administrative Claim, are not impaired and the Allowed Amount  of such  Claims shall be satisfied, settled and discharged, in full,

by  the  payment in Cash on the Consummation Date or as  soon  as practicable thereafter, or shall be paid upon such terms  as  may be  agreed  upon  between the Debtor and the respective  Claimant entitled to such payment.

                          ARTICLE III

                                    Classification of Claims  and

Interests

           3 . ..1   A Claim is in a particular class only to the

extent that the Claim falls within the description of that  Class and  is in a different Class to the extent that the remainder  of the  Claim falls within the description of such different  Class.

In addition, a Claim or Interest is in a particular Class only to the extent that the Claim or Interest is an Allowed Claim.

          Class I        -    Secured Claim of BNYFC.

          Class II       -    Secured Claim of the Term Lenders.

          Class III      -    Secured Claim of Milady.

          Class IV       -    Priority Tax Claims.

          Class V        -    Priority Claims.

                                    Class VI       -    Unsecured

                              Claims.

                                    Class  VII      -    Interest

                              Holder Claims.

          Class VIII     -    Interests.

          3 . ..2   Unimpaired Claims.  All classes of Claims are

unimpaired except for Classes VI, VII and VIII.

                           ARTICLE IV

          Treatment of Classes of Claims and Interests

          4 . ..1   The Allowed Class I Claim is not impaired and

shall be satisfied, settled and discharged, in full, as follows:

                                    4 . ..1a. All of the Debtor's
                         inventory,   accounts   receivable   and
                         domestic  equipment  which  secure   the
                         Allowed   Claim   of  BNYFC   shall   be
                         liquidated   and  the  net   liquidation
                         proceeds of the collateral shall be paid to BNYFC, and

                                    4  .  ..1b. After the Allowed
                         Secured  Claims of Milady and  the  Term
                         Lenders are paid in full, all of the net
                         royalties  payable to the  Debtor  under
                         the Purchase Agreements shall be paid to
                         BNYFC   until  BNYFC's  Allowed  Secured
                         Claim is paid in full.

           4  .  ..2   The Allowed Class II Claim is not impaired

and shall be satisfied, settled and discharged, in full, from net liquidation  proceeds of the fixed assets subject to their  liens and  the  net royalties payable to the Debtor under the  Purchase

Agreements after the payments due to Milady, such payments to  be shared  by  the Term Lenders in the manner provided in  the  Term

Lender Agreement.

           4  . ..3   The Allowed Class III Claim is not impaired

and  shall be satisfied in accordance with the Milady Agreements,

the Sale Order or upon such other terms as may be agreed upon  by

Milady and the Debtor and Milady shall have all of its rights and remedies due thereunder.

          4 . ..4   Class IV Claims are not impaired and shall be

satisfied,  settled and discharged, in full, by  the  payment  of

100%  of  the Allowed Amount of such Claims in quarterly deferred

Cash  installments, inclusive of interest at a  rate  of  9%  per annum,  in  equal  self  amortizing payments  commencing  on  the

Consummation Date and every ninety (90) days thereafter,  over  a period  not  to exceed six (6) years after the date of assessment of said Claims.

          4 . ..5   The Class V Claims are not impaired and shall

be  satisfied, settled and discharged, in full, by the payment of one  hundred (100%) percent of the Allowed Amount of such  Claims in  three  equal annual deferred Cash installments, inclusive  of

interest  at  a  rate  of  9%  per  annum,  commencing   on   the

Consummation Date and continuing thereafter on the next  two  (2)

anniversaries of the Consummation Date.

          4 . ..6   The Class VI Claims are impaired and shall be

satisfied,  settled and discharged, in full, by  either  (a)  the payment of ten (10%) percent of the Allowed Amount of such Claims

in   three  equal  annual  deferred  Cash  installments,  without interest,  commencing  on the Consummation  Date  and  continuing thereafter  on the next two (2) anniversaries of the Consummation

Date  ("Option  A"),  or (b) the payment of seven  and  one  half

(7.5%)  percent of the Allowed Amount of such Claims in  Cash  on the Consummation Date ("Option B"), as elected by each holder  of a  Class VI Claim on the Ballot.  Any holder of a Class VI  Claim who,  or  which, fails to make a payment election on  the  Ballot will  be deemed to have accepted Option B.  The payments  to  the holders  of  Class  VI  Unsecured Claims  who  elected  Option  A hereunder shall be secured by the L.C.

           4  .  ..7    The Class VII Interest Holder Claims  are

impaired.    The  holders  of  said  Claims  shall   receive   no

Distribution under the Plan.

           4  . ..8   The Class VIII Interests are impaired.  All

stock in the Debtor issued and outstanding as of the Confirmation

Date, as well as any and all preemptive, redemption, dividend and registration rights relating thereto, shall be canceled, and  the holders  of  Interests  shall receive no Distribution  under  the

Plan.

                           ARTICLE V

                MEANS FOR EXECUTION OF THE PLAN

           5  .  ..1   Distributions.  The Plaza Group shall fund

the  Plan to the extent necessary and required to make all of the

payments  to  the  holders  of  Allowed  Administrative   Claims,

including  the Allowed Union Administrative Claim, Allowed  Class

IV  Priority  Tax  Claims, Allowed Class V Priority  Claims,  and

Allowed Class VI Unsecured Claims in accordance with the terms of the  Plan, in exchange for which the Plaza Group shall be  issued

the  New  Stock.   Except as otherwise provided  herein,  on  the

Effective Date, title to all properties and assets of the  Debtor shall pass to and vest in the reorganized Debtor, subject to  the

Secured  Claims  in Class I, II and III, but otherwise  free  and clear  of all other Claims and Interests.  The Secured Claims  in

Class  I,  II  and III shall be secured solely by the  collateral

securing said claims as of the Effective Date of this Plan.   Any

asset(s)  acquired by the reorganized Debtor from and  after  the

Effective Date shall be subject to the Claims of Class IV, V  and

VI  creditors but shall be free and clear of all other Claims and

Interests.

         The Confirmation Order shall be a judicial determination

of  the  discharge of all of the Debtor's liabilities, except  as provided  in  the Plan, whether or not (a) a proof  of  Claim  is filed  or deemed filed under section 501 of the Bankruptcy  Code,

(b)  such  Claim becomes an Allowed Amount, or (c) the holder  of such  Claim has accepted the Plan.  The Debtor and/or  the  Plaza

Group  shall  make Distributions to Claimants only in  accordance with  the Plan.  Distributions of Cash pursuant to the Plan shall be rounded up to the nearest whole dollar.

          5 . ..2   Distribution Schedules.  As soon as practical

following   the  Confirmation  Date,  but  no  later   than   the

Consummation   Date,   the  Debtor  shall  prepare   Distribution

schedules with respect to Administrative Claims and each Class of

Claims,  including Claims to which objections have been asserted,

copies of which shall be forwarded to Committee Counsel.

          The Escrow Agent and Committee Counsel (in the event it

draws upon the L.C.) shall obtain bonds from a recognized bonding company  prior to the Effective Date.  The bonding company  shall be required to notify the Plaza Group, the Debtor, the Committee,

the  United  States  Trustee and the  Court  at  least  ten  (10)

business  days  prior  to the expiration or  termination  of  the bonds.  The  Debtor  shall distribute a portion  of  the  initial payment (in the event the Union elects Option A) or a portion  of the one-time payment (in the event the Union elects Option B) due to  the  Union  hereunder  on account of its  Administrative  and

Unsecured  Claims directly to the Bargaining Unit  Employees  (as defined  in  the  Union Stipulation), who are  determined  to  be eligible  for  such distribution pursuant to  a  schedule  to  be supplied  by  the Union.  The remaining portion  of  the  initial payment  or  the one-time payment, as the case may  be,  and  all future payments (in the event the Union elects Option A), due  to

the   Union  hereunder  on  account  of  its  Administrative  and

Unsecured Claims shall be distributed to the Union and designated as payment for contributions due to employee benefit funds.

           5  .  ..3   Objections to Claims.  The Debtor may file

objections  to  the allowance of any Claim.  Any  such  objection must  be  filed  and served no later than the later  of  (a)  the sixtieth (60th) day following the Effective Date, (b) thirty (30)

days  after  the filing of the proof of such Claim,  or  (c)  any later  date set by Final Order.  Any Claim for which no objection has been filed within the time fixed therefor shall be deemed  an

Allowed Claim in such amount as is set forth in a proof of  claim filed  with  the  Bankruptcy Court, or if no proof  of  claim  is filed,  as listed in the schedules filed by the Debtor  with  the

Bankruptcy  Court pursuant to Rule 1007 of the Federal  Rules  of

Bankruptcy  Procedure and not identified as disputed,  contingent or unliquidated as to amount.

           5  . ..4   Procedure.  Unless otherwise ordered by the

Bankruptcy Court or agreed to by written stipulation approved  by a  Final Order, or until the objection thereto is withdrawn,  the

Debtor  may  litigate  the merits of each  Disputed  Claim  until determined  by Final Order.  The Debtor shall have the  sole  and exclusive  authority  to  assert  objections  to  Claims  and  to prosecute,  and settle all such objections to Claims pursuant  to sections 510, 543 through 551 and 553 of the Bankruptcy Code.

            5   .   ..5     Unclaimed  Distributions.   Unclaimed

Distributions (including Distributions made by checks which  fail to  be  negotiated) shall be retained by the Debtor and  held  in trust  for  the  beneficial holders of  Allowed  Claims  entitled thereto for a period of 90 days after the Distribution date.  Any

Distribution  remaining unclaimed 90 days after the  distribution date  shall  be canceled (by a stop payment order or  otherwise),

the  Claim(s) relating to such Distributions(s) shall  be  deemed forfeited  and  expunged and the holder of such  Claim  shall  be removed  from  the  Distribution schedule and  shall  receive  no

further  Distributions under this Plan.   Any  and  all  canceled

Distributions shall be returned to the Debtor, except that any and all canceled Distributions relating to Class VI Claims, less any  costs  to cancel the Distribution, shall be turned  over  to

Escrow  Agent and deposited in the Escrow Fund.  The Escrow  Fund shall be used to make subsequent payments to the holders of Class

VI  Claims  in  accordance with Section 4.6 of  this  Plan.   Any

Escrow Funds available after all payments are made to the holders of  Class VI Claims in accordance with Section 4.6 of this  Plan,

shall be released to the Debtor.  All Distributions shall be made to  the  holders  of  Claims  at  the  address  listed  on  their respective proofs of claim filed with the Bankruptcy Court or, if

no  proof  of claim was filed, at their last known address.   The

Plaza  Group  and/or  the Debtor shall take reasonable  steps  to ascertain  the most current address of the holder of  any  Claims whose distribution check was returned as undeliverable.

          5 . ..6   Escrow Agent.  The duties of Escrow Agent are

only  as  herein specifically provided and are purely ministerial in nature.



                                    5  . ..6a. Escrow Agent shall
                         incur no liability, whatsoever, for any action taken, or failure to act, except for its own gross negligence or wilful misconduct.

                                    5  . ..6b. In the performance
                         of  its  duties hereunder, Escrow  Agent
                         shall  be  entitled  to  rely  upon  any
                         document,    instrument   or   signature
                         reasonably believed to be genuine.

                                    5  .  ..6c. Escrow Agent  may
                         assume that any party purporting to give any notice in writing in has been duly authorized to do so.

                                    5  .  ..6d. The Debtor and/or
                         the  Plaza Group shall pay Escrow  Agent
                         reasonable compensation for the  service
                         to  be  rendered as Escrow Agent and  to
                         pay   or  reimburse  Escrow  Agent  upon
                         request for all expenses, disbursements and advances in connection with carrying out its duties hereunder.

                                    5  . ..6e. The Debtor and the
                         Plaza Group hereby agree to jointly and severally indemnify Escrow Agent for and to hold it harmless against any loss, liability or expense incurred without willful negligence or gross misconduct on the part of Escrow Agent in carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability.

                                    5  . ..6f. The provisions  of
                         the    two   subparagraphs   immediately
                         preceding   this   subparagraph    shall
                         survive the termination of this Plan.

           5  .  ..7    Avoidable Transfers.  The  Debtor  hereby

waives  all causes of action under sections 544(b), 547, and  548 of the Bankruptcy Code.  Causes of action under any other section of the Bankruptcy Code are fully and completely preserved.

          5 . ..8   Post-Confirmation Professional Fees.  Counsel

and accountants to the Debtor and to the Committee may, from time to time, provide professional services following the Confirmation

Date.    Such  services  will  not  be  encompassed   within   an

application for allowance which has been approved by  the  Court.

Such  services, inclusive of disbursements, shall be paid  within ten  (10) days after submission of a bill to the Debtor  and  the

Plaza  Group,  provided  that  no objection  to  the  payment  is

asserted.   If  an objection is asserted and remains  unresolved,

the  affected  Professional Person may file  an  application  for allowance with the Court and such fees will be paid by the  Plaza

Group  in amounts as may be fixed by the Court.  The Plaza  Group consents  to  the jurisdiction of this Court for the  purpose  of such fees if awarded by a Final Order.

                           ARTICLE VI

                      EXECUTORY CONTRACTS

           All  executory contracts and unexpired leases  of  the

Debtor  not expressly assumed by the Debtor by a Final  Order  or previously rejected by the Debtor by Final Order shall be  deemed disaffirmed and rejected by the Debtor.

                          ARTICLE VII

          COVENANTS OF THE DEBTOR AND THE PLAZA GROUP

           For  the  period commencing the Consummation Date  and

until all Classes of Claims have been paid and satisfied pursuant to Article IV of this Plan, the Debtor or the Plaza Group shall:

           7  . ..1   Pay when due all current, post-Confirmation

Date  taxes to taxing authorities, unless such taxes are disputed in good faith.

          7 . ..2   Pay when due all payments required to be made

under this Plan.

          7 . ..3   Take all reasonable steps necessary to ensure

that the L.C. remains in full force and effect until all payments are  made to the holders of Class VI Claims who elected Option  A in accordance with the terms of this Plan.

           7 . ..4   Maintain business records in accordance with

generally accepted accounting principles.

           7 . ..5   Prepare annual financial reports and, within

sixty  (60)  days following the end of the Debtor's fiscal  year,

furnish  copies  of  such  reports to BNYFC,  each  of  the  Term

Lenders, Committee Counsel and accountants.

           7  .  ..6    Furnish to any holder  of  a  Claim  upon

request,  a  copy of the Debtor's annual financial  report,  when available.

           7  .  ..7    Prepare and file with the  United  States

Trustee all quarterly operating reports required to be filed  and pay all fees due to the Office of the United States Trustee until a final decree is entered in this case.

                          ARTICLE VIII

                         THE COMMITTEE

           8  .  ..1   Until all of the payments are made to  the

holders  of Class VI Claims in accordance with the terms of  this

Plan,   the  members  of  the  Committee  shall  constitute   the

Committee.

           8  .  ..2   In the event that a vacancy occurs on  the

Committee  by  reason  of death, resignation  or  retirement,  or because  a designee of a member of the Committee shall no  longer be  employed by such member, the vacancy thereby created shall be filled  within thirty (30) days thereafter by a person designated by  the member of the Committee that employed the former designee or  with  whom the former designee was affiliated.  In the  event such  member  of  the  Committee fails to designate  a  successor representative  to serve on the Committee, the vacancy  shall  be filled  by  a designee of a majority of the remaining members  of the  Committee from among the employees or representatives of the remaining holders of Class VI Claims.

           8  .  ..3    Upon  the occurrence of any  one  of  the

following events, and effective immediately upon such occurrence,

a  member of the Committee shall be deemed to have resigned  from the Committee if such member:

                                    8 . ..3a. shall assign all or
                         any portion of its Claim (other than as security for an obligation of, or to an affiliate of, such Claimant), or

                                    8 . ..3b. releases the Debtor
                         from payment of all or a portion of its Claim.

Any  vacancy created as a result of the foregoing may,  but  need not,  be  filled  by a designee of a majority  of  the  remaining

members   of   the   Committee  from  among  the   employees   or

representatives of the remaining holders of the Class VI Claims.

           8 . ..4   The Committee shall function as such whether

or  not  any  vacancy is filled.  No holder of a Class  VI  Claim shall  have more than one representative on the Committee at  any given time.

          8 . ..5   The Committee shall act by a majority vote of

its  members  present and voting, either with or  without  formal meetings.

           8  . ..6   The Committee shall have the power and  the

right  to postpone the time of any Distribution provided  for  in

Article IV of the Plan to the holders of Class VI Claims in whole or  in  part.  Written notice of such postponement shall be given by  the  Debtor to all Class VI Claimants, in form and  substance satisfactory to Committee Counsel, prior to the due date of  such postponed Distribution.

          8 . ..7   The Committee shall have the power and right,

upon such terms and conditions as the Committee may determine, to waive,  modify or excuse performance of any of the  covenants  of the  Debtor  or the Plaza Group set forth in the Plan,  but  such waiver  or  excuse shall not be deemed to constitute a waiver  of any  other term or provision of this Plan or waiver or excuse  of the same covenant on a different occasion.

           8 . ..8   Members of the Committee and their designees

shall  serve  without compensation.  However,  the  Debtor  shall reimburse  each  member  of  the  Committee  for  all  reasonable out-of-pocket expenses or disbursements incurred  by  it  or  its designee  in  the performance of its duties as a  member  of  the

Committee, or a designee thereof.

           8  .  ..9   No member of the Committee, or any of  its

agents, shall be liable for any action taken, or failure to  act,

as  a  member  of  the  Committee, except  for  their  own  gross negligence or wilful misconduct.

           8  . ..10  Upon the completion of the Distributions to

be  made  to  the  holders of Class VI Claims in accordance  with

Article IV of the Plan, the duties, powers, responsibilities  and rights  of  the  Committee and its agents shall  terminate,  ipso facto.

                           ARTICLE IX

                       EVENTS OF DEFAULT

          9 . ..1   Secured Claims.  The failure to turn over any

net  proceeds  or  any net royalty payments  to  the  holders  of

Allowed  Secured  Claims when due under the Plan,  which  failure shall continue for a period of thirty (30) days after receipt  of notice  as  provided in paragraph 12.4 hereof from  the  affected holder  of the Allowed Secured Claim, shall constitute a  default under  this  Plan,  and at the election of the  affected  Secured

Claimant,  the entire unpaid balance of its Secured  Claim  shall become immediately due and payable.



          9 . ..2   Priority Tax Claims and Priority Claims.  The

failure to make any Distribution to the holders of Allowed  Class

IV  and  Class  V Claims when due under the Plan,  which  failure shall continue for a period of thirty (30) days after receipt  of notice, as provided in paragraph 12.4 hereof, shall constitute  a default  under  this  Plan,  and at  the  election  of  any  such

Claimant,  all  unpaid installments due such  Claimant  hereunder shall become immediately due and payable.

           9  . ..3   Unsecured Claims.  The failure to make  any

Distribution to the holders of Class VI Claims when due under the

Plan,  which  failure shall continue for a period of thirty  (30)

days  after  receipt  of notice, as provided  in  paragraph  12.4

hereof,  shall  constitute a default under this Plan.   Upon  the

event  of  a  default  with respect to the Distributions  to  the holders  of  Class  VI  Claims who elected  Option  A,  Committee

Counsel  may,  upon five (5) business days' prior written  notice thereafter  to the Debtor and the Plaza Group, and  provided  the default  is not cured during said period, draw upon the L.C.  (in addition  to exercising any and all other rights the  holders  of

Class  VI Claims may have to recover the payments required to  be made to the holders of Class VI Claims under this Plan).  In  the event  Committee  Counsel draws upon the L.C. in accordance  with this  paragraph,  within ten (10) business  days  thereafter,  it shall distribute the proceeds to the holders of Allowed Class  VI

Claims, who elect Option A, in accordance with the terms of  this

Plan.   In  the  event  the  Committee receives  notification  of

termination  of  the  L.C.,  or  termination  of  the   L.C.   is

threatened, Committee Counsel may, upon prior written  notice  to the Debtor and the Plaza Group draw upon the L.C.

           9  . ..4   Other Defaults.  The breach of any covenant

under  the  Plan, other than the failure to make any Distribution

when  due  for  which  provisions  have  already  been  made   in

paragraphs 9.1 through and including 9.3 hereof, shall constitute a  default  under this Plan unless cured within thirty (30)  days following receipt by the Debtor of notice of such breach from any

Claimant as provided in paragraph 12.4 hereof. In addition, the filing of a subsequent voluntary petition under the Bankruptcy

Code  by the Debtor, the filing of an involuntary petition  under the  Bankruptcy Code against the Debtor, or an assignment by  the

Debtor  of its assets for the benefit of creditors, each  at  any time prior to full satisfaction of the payment provisions of this

Plan,  shall constitute a default under this Plan.  In  any  such event,  a  holder of an Allowed Claim shall have the right,  upon ten  (10) business days' prior written notice thereafter  to  the

Debtor  and  the  Plaza  Group to move the Bankruptcy  Court  for appropriate relief.

                           ARTICLE X

                           DISCHARGE

          Except as otherwise expressly provided in this Plan, as

of  the Effective Date, the Debtor shall be discharged from,  and the  Confirmation  Order shall operate as an injunction  against,

the  commencement or continuation of any action or the employment of any process to collect, offset or recover any sums against the

Debtor with respect to

                     (a)  any Claim or interest thereon, and  the
               Debtor's liability therefor shall be extinguished completely, whether or not a proof of claim is filed or deemed filed under section 501 of the Bankruptcy Code, such Claim becomes an Allowed Amount under section 502 of the Bankruptcy Code or the holder of such Claim has accepted the Plan, and whether or not such Claim is reduced to judgment, liquidated or unliquidated, contingent or noncontingent, asserted or unasserted, fixed or unfixed, matured or unmatured, disputed or undisputed, legal or equitable, known or unknown, that arises or may arise from any agreement of the Debtor entered into or obligation of the Debtor incurred before the Confirmation Date, or from any conduct of the Debtor prior to the Confirmation
               Date,   or   that  otherwise  arose   before   the
               Confirmation Date, and

                     (b)   any  liability of a kind specified  in
               sections 502(g), 502(h), and 502(i) of the Bankruptcy Code, whether or not a proof of claim is filed or deemed filed under section 501 of the Bankruptcy Code, such Claim becomes an Allowed Amount under section 502 of the Bankruptcy Code, or the holder of such Claim has accepted the Plan.

                           ARTICLE XI

      BOARD OF DIRECTORS AND CHARTER OF REORGANIZED DEBTOR

           11  . ..1  Board of Directors.  On the Effective Date,

the duties, powers, responsibilities and rights of the members of the  Debtor's  Board  of Directors shall terminate,  ipso  facto.

From and after the Effective Date, the Board of Directors of  the reorganized  Debtor  shall consist of two members  who  shall  be elected  by  the  Plaza Group, as the holder of  the  New  Stock,

effective as of the Effective Date.

           11 . ..2  Charter.  After the Confirmation Date and on

or  before  the  Effective  Date,  the  Debtor's  Certificate  of

Incorporation  and By-Laws shall be amended as  provided  in  the

Plan  and in a manner as is necessary to implement the provisions of this Plan.  On the Effective Date, the Debtor's Certificate of

Incorporation and By-Laws shall be deemed modified by this Plan.

                          ARTICLE XII

                    MISCELLANEOUS PROVISIONS

           12  .  ..1  Effect of Confirmation.  The Distributions

and  other  treatment  afforded holders of Claims  and  Interests under  this  Plan  shall  be in full and  complete  satisfaction,

settlement  and discharge of all Claims against and Interests  in the Debtor.

           12  .  ..2   Entire  Agreement.   This  Plan  and  the

Confirmation  Order, including any exhibits to  this  Plan,  sets forth  the  entire agreement and understanding among the  parties hereto relating to the subject matter hereof and supersedes all prior discussions and documents. No party shall be bound by any

terms,  conditions,  definitions,  warrants,  understandings   or

representations  with  respect to the  Plan  other  than  as  are expressly provided for herein.  Should any provision in the  Plan be  determined  to  be  unenforceable by  a  court  of  competent jurisdiction, such determination shall in no way limit or  affect the  enforceability and operative effect of  any  and  all  other provisions  of  the Plan.  The duties, rights and obligations  of any  person or entity named or referred to in the Plan  shall  be

binding  upon,  inure  to  the  benefit  of  and  shall  be   the

responsibility of, the successors and assigns of such  person  or entity.

           12  . ..3  Headings; Entire Plan.  The headings of the

Articles,  paragraphs and sections of this Plan are inserted  for convenience only and shall not affect the interpretation  hereof.

This  Plan, including any exhibits and other attachments  hereto,

shall  constitute  the  entire  Plan,  subject  to  amendment  or modification solely as provided herein.  Article I of  this  Plan is  and  shall  be  regarded  as  an  integral,  substantive  and operative part of the Plan.

          12 . ..4  Notices.  Any notice described in or required

by  the  terms of this Plan shall be deemed to have been properly given (a) when actually received or, (b) if mailed, five (5) days after the date of mailing, if such notice shall have been sent by registered or certified mail return receipt requested, or (c)  if sent via facsimile, on the date of the transmission confirmation,

to

               -    the Debtor, addressed to its counsel:

                    Marilyn Simon & Associates
                    200 Park Avenue South
                    Suite 1700
                    New York, New York 10003-1503
                    Facsimile: 212-529-4823

               -    the Committee, addressed to its counsel:

                    Pick & Halperin, LLP
                    1440 Broadway, 12th Floor
                    New York, New York  10018
                    Facsimile: 212-819-1234

               -    the Plaza Group, addressed care of:

                    Burton Koffman
                    Koffman Enterprises
                    300 Plaza Drive
                    Vestal, New York  91303
                    Facsimile: 607-797-7103

or  to such other address or addressee as the recipient may  give written  notice in accordance with the provisions of this section of the Plan.

          12 . ..5 Revocation.  The Debtor and/or the Plaza Group

reserve  the right to revoke and withdraw this Plan at  any  time prior  to  the  Confirmation Date.  If the  Plan  is  revoked  or withdrawn,  then the Plan shall be deemed null and void,  and  in

such   event,  nothing  contained  herein  shall  be  deemed   to

constitute a waiver or release any Claim by or against the Debtor or any other entity, or to prejudice in any manner, the rights of the  Debtor or any entity in any further proceeding involving the

Debtor.

           12 . ..6  Substantial Consummation.  The Plan will  be

deemed substantially consummated, as such term is used in section

1101(2)  of  the  Bankruptcy  Code,  upon  the  commencement   of

distributions  to the holders of Administrative Claims,  Priority

Claims,  Priority  Tax Claims, and Unsecured  Claims.   Following

such  substantial  consummation, any appeal, rehearing  or  other post-confirmation motion of any nature with respect to this  Plan or  the Confirmation Order except as specifically provided herein or therein shall be rendered moot and no longer justiciable.

           12  .  ..7  Cramdown.  If any impaired Class fails  to

accept  the  Plan  in  accordance with  section  1129(a)  of  the

Bankruptcy  Code, the Debtor reserves the right  to  request  the

Bankruptcy  Court  to  confirm the Plan in  accordance  with  the provisions of section 1129(b) of the Bankruptcy Code.

                         ARTICLE XVIII

                     RESERVATION OF RIGHTS

           In  the event that this Plan is not confirmed or  that

the  Effective Date does not occur, the rights of all parties  in interest in the Chapter 11 Case shall be reserved in full.

                          ARTICLE XIV

                   RETENTION OF JURISDICTION

           The Court shall retain jurisdiction of this proceeding

under  the provisions of the Bankruptcy Code, including,  without limitation, section 1142(b) thereof and of the Federal  Rules  of

Bankruptcy Procedure to ensure that the intent and the purpose of the Plan is carried out and given effect.  Without limitation  by reason of specification, the Court shall retain jurisdiction  for the following purposes:

                    (a)  To consider any modification of the Plan
               pursuant  to  section 1127 of the Bankruptcy  Code
               and/or   any   modification  of  the  Plan   after
               substantial consummation thereof;

                    (b)  To hear and to determine:

                           (i)   all  controversies,  suits   and
               disputes, if any, as may arise in connection with the interpretation or enforcement of the Plan including whether an Event of Default has occurred pursuant to Article IX hereof;

                           (ii)   all  controversies,  suits  and
               disputes, if any, as may arise between or among the holders of any Class of Claim and the Debtor or the Plaza Group;

                          (iii)   all causes of action which  may
               exist on behalf of the Debtor;

                          (iv)  applications for allowance of com
               pensation and objections to Claim which have been timely asserted in accordance with orders of this Court;

                          (v)   any and all pending applications,
               adversary proceedings and litigated matters.

Dated:    New York, New York
          May 19, 1999
                                   APPAREL AMERICA, INC.
                                   Debtor in Possession

                                   By:     s/Jeffrey   Koffman
                                   Jeffrey Koffman, President


                                   THE PLAZA GROUP

                                   By:     s/Burton    Koffman
                                   Burton Koffman, President

Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
-------------------------------X
In re:                             Chapter 11
                                   Case No. 98 B 44221 (AJG)

APPAREL AMERICA, INC.,                       ORDER CONFIRMING
                                   PLAN OF REORGANIZATION

               Debtor.
-------------------------------X

           Apparel America, Inc., debtor and debtor in possession

(the  Debtor")  and the Plaza Group, L.L.C. having  proposed  and filed  a plan of reorganization dated April 13, 1999 (the  "Prior

Plan")  in  this case under chapter 11 of title 11 of the  United

States Code (the "Bankruptcy Code");

           AND  a  hearing to consider approval of  the  Debtor's

disclosure  statement  (the "Disclosure Statement")  having  been held before this Court on April 13, 1999 on notice to all holders of  Claims*  and  Interests  in  the  Case,  and  the  Disclosure

Statement having been approved by order of this Court dated April

13, 1999 (the "Disclosure Statement Order");

           AND pursuant to the Disclosure Statement Order, copies

of the Prior Plan, the Disclosure Statement, a "Notice Fixing the

Time  for  Acceptances or Rejections of the Plan, the Hearing  on

the  Confirmation of the Plan and the Time for Filing  Objections

to  Confirmation" and the ballot form for acceptance or rejection of  the  Prior Plan (collectively, the "Solicitation  Materials")

having been transmitted to all holders of Claims and Interests;

_______________________________
* Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

           AND  the  solicitation of acceptances from holders  of

Claims  in this Case having been made within the time and in  the manner  required  by  the  Disclosure Statement  Order,  and  the acceptances and rejections of the Prior Plan having been received by  counsel to the Official Committee of Unsecured Creditors (the

"Committee") and having been filed with the Court under cover  of a pleading entitled "Certification of Acceptances";

           AND,  the  Debtor  having filed  an  amended  Plan  of

Reorganization  dated  May  19, 1999 (hereinafter,  the  "Plan"),

which  contained a modification to the Prior Plan, and  by  order dated May 20, 1999, the Court found that the modification was non-

material and further found that the acceptances to the Prior Plan shall be deemed acceptances to the Plan;

           AND  a  confirmation hearing having been held by  this

Court  on  May  20,  1999 upon proper and timely  notice  to  all persons  entitled  thereto  in  accordance  with  the  Disclosure

Statement  Order, section 1128 of the Bankruptcy  Code  and  Rule

2002(b)  of  the  Federal  Rules  of  Bankruptcy  Procedure  (the

"Bankruptcy Rules"), and upon the affidavit of service by mail of the  Solicitation Materials, and upon the record of such  hearing and  all the proceedings held before the Court in this Case,  and after due deliberation, and sufficient cause appearing therefor;

           IT  IS  HEREBY FOUND, CONCLUDED and DETERMINED,  after

notice and a hearing, that:

           1.    The Plan complies with the applicable provisions

of the Bankruptcy Code and the Bankruptcy Rules:

                              (1)  Proper Classification (section
                    1123(a)(1)). The classification of Claims and Interests under the Plan complies with section 1122 of the Bankruptcy Code. The Claims or Interests placed in a particular class pursuant to the Plan are substantially similar to the other Claims or Interests, as the case may be, in such class.

                               (2)   Specific Unimpaired  Classes
                    (section 1123(a)(2)). Classes I, II, III, IV and V are not impaired under the Plan.

                              (3)  Specific Treatment of Impaired
                    Classes (section 1123(a)(3)). The Plan specifies the treatment of impaired Classes VI, VII and VIII the details of which are contained in Article IV of the Plan.

                               (4)   No  Discrimination  (section
                    1123(a)(4)). The Plan provides for the same treatment of each Claim or Interest in a particular Class.

                               (5)   Implementation of  the  Plan
                    (section   1123(a)(5)).   The  Plan  provides
                    adequate means for the Plan's implementation.

                                (6)    Executory  Contracts   and
                    Unexpired  Leases (section 1123(b)(2)).   All
                    executory contracts and unexpired leases of the Debtor shall be deemed rejected.

                               (7)  The Debtor Complies with  the
                    Bankruptcy Code (section 1129(a)(2)). The Debtor, as proponent of the Plan, has complied with the applicable provisions of the Bankruptcy Code. The solicitation of acceptances and rejections from holders of Claims that were placed in impaired Classes VI VII and VIII under the Plan was in compliance with (i) the Disclosure Statement Order, (ii) the applicable provisions of the Bankruptcy Code and (iii) the applicable Bankruptcy Rules.

                               (8)   Plan Proposed in Good  Faith
                    (section  1129(a)(3)).   The  Plan  has  been
                    proposed in good faith and not by any means forbidden by law.

                              (9)  Payments of Costs and Expenses
                    (section 1129(a)(4)). Any payment made or to be made by the Debtor for services or for costs and expenses in or in connection with the Case, or in connection with the Plan and incident to the Case has been disclosed to the Court, and where appropriate pursuant to the Plan, has been approved by the Court or is subject to the approval of the Court as reasonable.

                               (10)  Insider  Employees  (section
                    1129(a)(5)).   All  insider   who   will   be
                    employed or retained by the Debtor have been fully disclosed.

                                (11)   No  Rate  Change  (section
                    1129(a)(6)). No rate changes are provided for in the Plan that would require governmental regulatory commission approval.

                               (12)  Best Interests of  Creditors
                    (section 1129(a)(7)). With respect to each impaired class of Claims or Interests, each holder of a Claim or Interest in any such Class has (i) accepted the Plan, or (ii) will receive or retain under the Plan on account of such Claim or Interest property of a value, as of the Effective Date, that is not less than the amount that such holder would so receive or retain if the Debtor were liquidated under chapter 7 of the Bankruptcy Code on such date.

                                (13)   Plan  Acceptance  (section
                    1129(a)(8)). (i) Class VI has accepted the Plan in accordance with the provisions of section 1126(c) and (d) of the Bankruptcy Code, (ii) Classes VII and VIII did not cast any votes, and (iii) Classes I, II, III, IV and V are unimpaired, within the meaning of section 1124 of the Bankruptcy Code, and are conclusively presumed to have accepted the Plan under section 1126(f) of the Bankruptcy Code.

                                  (14)    Plan    Treatment    of
                    Administrative Claims, Priority Claims and Priority Tax Claims (section 1129(a)(9)). Except to the extent that the holder of a particular Claim has agreed to a different treatment of such Claim, the Plan provides that with respect to a Claim of a kind specified in section 507(a)(1) and (2) of the Bankruptcy Code, each such Allowed Claim, which has not otherwise been paid previously, shall be satisfied and discharged by paying the holder thereof an amount equal to such Allowed Claim in Cash in full on the later of the Consummation Date or the date on which such Claim becomes Allowed. The Plan provides that with respect to a Claim of a kind specified in section 507(a)(3), (4),
                    (5), (6), or (7) of the Bankruptcy Code, each such Allowed Claim, which has not otherwise been paid previously, shall be satisfied and discharged by paying the holder thereof one hundred (100%) percent of the Allowed Amount of such Claims in three equal annual deferred Cash installments commencing on the Consummation Date. The Plan provides that with respect to a Claim of a kind specified in section 507(a)(8) of the Bankruptcy Code, each such Allowed Claim, which has not otherwise been paid previously, shall be satisfied and discharged by the payment of 100% of the Allowed Amount of such Claims in quarterly deferred Cash installments, inclusive of interest at a rate of 9% per annum, in equal self amortizing payments commencing on the Consummation Date and every ninety (90) days thereafter, over a period not to exceed six (6) years after the date of assessment of said Claims.

                              (15) At Least One Impaired Class of
                    Claims Accepted the Plan (section 1129(a)(10)). Class VI which Class is impaired and does not include any insider of the Debtor, has accepted the Plan.

                                  (16)    Feasibility    (section
                    1129(a)(11)). The Debtor and the Plaza Group, L.L.C. demonstrated their ability to meet the financial obligations under the Plan and confirmation of the Plan is not likely to be followed by the need for liquidation of the Debtor under chapter 7 of the Bankruptcy Code.

                               (17)  Fees  (section 1129(a)(12)).
                    All  fees  payable  under 28  U.S.C.  section
                    1930, as determined by the Court at the Confirmation Hearing, have been or will be paid in Cash by the Debtor or the Plaza Group, L.L.C. through the entry of a final decree closing this case.

                                (18)  Retiree  Benefits  (section
                    1129(a)(13)). The Debtor does not have any obligations in respect of retiree benefits.

                              (19) No Cramdown (section 1129(b)).
                    Because all impaired classes of Claims and Interests have accepted the Plan under section 1129(a)(8) of the Bankruptcy Code, the Debtor is not seeking confirmation of the Plan under section 1129(b) of the Bankruptcy Code.

                                (20)   No   Other  Plan  (section
                    1129(c)). No other chapter 11 plan has been filed in the Case.

                               (21)  Principal  Purpose  (section
                    1129(d)). The principal purpose of the Plan is neither the avoidance of taxes nor the avoidance of the application of section 5 of the Securities Act of 1933.

          B.   The foregoing findings and conclusions satisfy the

requirements  of Bankruptcy Rule 7052.  A finding of  fact  shall operate  as a finding of fact, no matter how denominated,  and  a conclusion of law shall operate as a conclusion of law, no matter

how  denominated.   All offers of proof and  discussion  for  the

record at the Confirmation Hearing constitute additional findings and conclusions with respect to this order.

           C.    Finding that the Plan is confirmable for all  of

the foregoing reasons, IT IS HEREBY ORDERED THAT:

           A.    The  Plan, a copy of which is annexed hereto  as

Exhibit  "A" (together with the exhibits thereto) the  terms  and provisions of which are incorporated by reference as if fully set forth  herein,  be, and it hereby is, confirmed in  all  respects regardless  of  whether specific reference is made  herein  to  a particular article, paragraph or provision of the Plan.



           2.    The provisions of the Plan and this Order  shall

be,  and  they  hereby are, binding upon the  Debtor,  the  Plaza

Group,  L.L.C. and any holder of a Claim or Interest, whether  or not  the Claim or Interest is impaired under the Plan and whether or  not  the  holder of such Claim or Interest has  accepted  the

Plan.   The  provisions of this Order shall be, and  they  hereby

are, non-severable and mutually dependent.

           3.   The Debtor and the Plaza Group, L.L.C., and their

agents  and  attorneys shall be, and they hereby are, authorized,

empowered and directed to execute, deliver and carry out  all  of the provisions of the Plan, and to perform such other acts as are necessary for the consummation of the Plan.

           4.   Subject to the limitations set forth in the Plan,

all  holders of Claims and Interests are precluded from asserting against  the  Debtor, its estate, the Plaza  Group,  L.L.C.,  the

Committee,  or  their professionals, and the  individual  members thereof,  any  Claim based upon any act of, or omission  by,  the

Debtor, or any transaction or other activity of the Debtor of any kind  or nature that occurred prior to the Effective Date  except for acts of willful neglect and malicious misconduct.

           5.    All executory contracts of the Debtor are hereby

deemed rejected by the Debtor.

            6.    In  accordance  with  section  1146(c)  of  the

Bankruptcy Code, the transfer or sale of the assets and  property of the Debtor during the administration of this case shall not be taxed  under  any  state or local law imposing  a  stamp  tax  or similar tax.

          7.   The Debtor and the Plaza Group, L.L.C. be and they

hereby  are authorized to execute any and all documents,  do  any and all things and pay any and all sums necessary or required  to effectuate  the  transactions approved or  contemplated  by  this order.

           8.    This  Court  shall retain jurisdiction  of  this

proceeding   under   the  provisions  of  the  Bankruptcy   Code,

including, without limitation, section 1142(b) thereof and of the

Bankruptcy  Rules, to ensure that the intent and the  purpose  of the Plan is carried out and given effect.  Without limitation  by reason of specification, this Court shall retain jurisdiction for the purposes set forth in Article XIV of the Plan.

          9.   The Debtor shall be responsible for the payment of

United  States  Trustee quarterly fees arising  under  28  U.S.C.

section  1930(a)(6) through the entry of a final  decree  closing this case.

           10.  The Debtor shall be responsible for the filing of

all post-confirmation reports.

Dated:    New York, New York
          May 27, 1999             s/Arthur J. Gonzalez
                                   UNITED STATES BANKRUPTCY JUDG

Exhibit 99.2

                      Apparel America, Inc.
                   Consolidated Balance Sheet
                      As of April 30, 1999
                             In 000s



                                                         4/30/99
                                                        ---------
ASSETS
Current assets:
Cash                                                   $       62
Due from factor-net                                           (23)
Note receivable                                               149
Prepaid expenses and other current assets                       4
                                                        ---------
Total current assets                                          192
                                                        ---------

Property, plant and equipment, net                            -
Trademarks, net of accumulated amortization                 1,275
Cost in excess of net assets acquired, net of
accumulated amortization                                    4,049
                                                        ---------
Total non current assets                                    5,324
                                                        ---------

TOTAL ASSETS                                            $   5,516
                                                        =========

                                                         4/30/99
                                                        ---------
LIABILITIES

Liabilities not subject to compromise:
Current liabilities:
Accounts payable - post-petition                       $       41
Other current liabilities and accrued expenses                266
                                                        ---------
Total current liabilities                                     307
                                                        ---------

Long-term debt:
Accrued purchase price - trademark                            487
                                                        ---------
Total long-term debt                                          487
                                                        ---------

Total liabilities not subject to compromise                   794
                                                        ---------

Liabilities subject to compromise:
Pre-petition loan payable - revolver (factor) (Note 1)      3,400
Accounts payable - pre-petition                             1,634
Other liabilities and accrued expenses                      2,663
Term loan                                                   6,211
Deferred interest on term loan                                430
Leasehold improvement and equipment loans                     631
Subordinated note and accrued interest                        665
$9 cumulative redeemable preferred stock & accr. dividends  5,705
$8.50 cum. redeemable preferred stock & accr. dividends     1,213
Provision for rejected executory contracts                    825
                                                        ---------
Total liabilities subject to compromise                    23,377
                                                        ---------

Total liabilities                                          24,171
                                                        ---------

Stockholders' deficit:
Common stock                                                  989
Additional paid-in capital                                 64,071
Deficit                                                   (55,754)
Less:
Treasury stock                                               (129)
Acquisition costs in excess of historical basis of
net assets acquired from affiliates                       (27,832)
                                                        ---------
Total stockholders' deficit                               (18,655)
                                                        ---------

TOTAL LIABILITIES & STOCKHOLDERS' DEFICIT               $   5,516
                                                        =========


NOTE 1-- The factor loan is secured by inventory and accounts receivable. The factor also holds a second lien on the income stream derived from the trademark license agreements approved by Bankruptcy Court order dated July 24, 1998. It is possible that a significant amount of any remaining Indebtedness (after liquidation of inventory and receivables) may be satisfied from the proceeds thereof.